Exhibit 10.14

Form of Subscription Agreement

[                ], 200[    ]

Board of Directors

FBR Capital Markets Corporation

1001 North Nineteenth Street

Arlington, VA 22209

Re:	Offer to Subscribe to Shares of Common Stock

Gentlemen:

The undersigned hereby offers to subscribe to [                ] shares of common stock, $0.001 par value per share (the “Common Stock”), of FBR Capital Markets Corporation and agrees to pay $[            ] per share in cash therefor.

The undersigned agrees that any certificate representing the shares of Common Stock will bear the following legend and that the undersigned will hold the shares of Common Stock subject to the restrictions referenced thereby:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE. SUCH SHARES MAY NOT BE TRANSFERRED WITHOUT PRIOR REGISTRATION UNDER THE 1933 ACT AND APPLICABLE STATE LAW OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE AND SUCH TRANSFER, IN THE OPINION OF COUNSEL FOR THE TRANSFEROR OF SUCH SHARES, WILL NOT CONSTITUTE OR RESULT IN A VIOLATION OF THE 1933 ACT OR ANY APPLICABLE STATE LAW.

Very truly yours,

[Director]

Agreed to as of [                ], 200[    ]:

FBR CAPITAL MARKETS CORPORATION

By:
Name: Title: